UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 18, 2000


                                     0-13063
                            (Commission File Number)


                         ------------------------------


                              AUTOTOTE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                                           81-0422894
    (State of Incorporation)                                (IRS Employer
                                                         Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)


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

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

Exhibit Number              Title
--------------              -----

    2 Agreement and Plan of Merger, dated as of May 18, 2000, among Autotote Corporation, ATX Enterprises, Inc. and Scientific Games Holdings Corp.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          AUTOTOTE CORPORATION


                                          By: /s/ Martin E. Schloss
                                             ----------------------------------
                                             Martin E. Schloss
                                             Vice President and General Counsel

Date:  May 26, 2000

                                  Exhibit Index


Exhibit Number              Title
--------------              -----

    2 Agreement and Plan of Merger, dated as of May 18, 2000, among Autotote Corporation, ATX Enterprises, Inc. and Scientific Games Holdings Corp.